Exhibit 13.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genetic Technologies Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2006, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Dr. Mervyn Jacobson, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)                                     the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Name:	/s/Dr. Mervyn Jacobson
Title:	Chief Executive Officer

December 21st, 2006

A signed original of this written statement required by Section 906 has been provided to Genetic Technologies Limited and will be retained by Genetic Technologies Limited and furnished to the Securities and Exchange Commission or its staff upon request.